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       ****************************SPECIMEN*****************************


   NUMBER                                                          SHARES
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                           EAGLE GROWTH SHARES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



     THIS CERTIFIES that                                   is the owner of



                               *SEE REVERSE SIDE FOR CERTAIN DEFINITITIONS
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                               /         CUSIP     717588  10  7        /
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    FULLY-PAID AND NON-ASSESSABLE SHARES OF CAPITAL STOCK OF THE PAR VALUE OF
ONE DOLLAR PER SHARE OF
    Eagle Growth Shares, Inc. transferable only on the books of the Corporation by the holder hereof in person or duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the restrictions, conditions and provisions of the Articles of Incorporation and By-laws of the Corporation and all amendments and supplements thereto copies of which are on file at the office of the Transfer Agent and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of the said provisions, a copy of which provisions will be furnished to any holder hereof upon request and without charge.
    This certificate is not valid unless countersigned by the Transfer Agent. In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and its Corporation seal to be hereto affixed.

                                                   Dated:

                           EAGLE GROWTH SHARES, INC.
                                   CORPORATE
/s/Ronald F. Rohe                    SEAL                /s/Donald H. Baxter
        TREASURER                    1984                          PRESIDENT
                                  *MARYLAND*

                                   COUNTERSIGNED:AMERICAN DATA SERVICES, INC.
                                   TRANSFER AGENT (HUNTINGTON, NY)

                                   BY

                                   -------------------------------------------
                                                          AUTHORIZED SIGNATURE

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                          [BACK OF CERTIFICATE]

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -_____Custodian_____
TEN ENT - as tenants by the entireties                     (Cust)      (Minor)
JT TEN  - as joint tenants with right                     under Uniform Gifts
          of survivorship and not as                      to Minors Act_______
          tenants in common                                            (State)

    Additional abbreviations may also be used though not in the above list.

For value received,_____________________hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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          ___________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

          ___________________________________________________________

          ___________________________________________________________

          ____________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

          ____________________________________________________ Attorney
          to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


          Dated___________________


                              X________________________________________
                               THE SIGNATURES TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAMES AS WRITTEN
                      NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.